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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ______________

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported):  November 14, 2001

                               VIRATA CORPORATION
             (Exact Name of Registrant as Specified in its Charter)



              DELAWARE                     000-28157             77-0521696
  (State or Other Jurisdiction of  (Commission File Number)     (IRS Employer
           Incorporation)                                    Identification No.)


                            2700 SAN TOMAS EXPRESSWAY
                          SANTA CLARA, CALIFORNIA 95051
               (Address of Principal Executive Offices) (Zip Code)


       Registrant's Telephone Number, Including Area Code: (408) 566-1000



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Item 5.    Other Events.
------     ------------

         On November 14, 2001, Virata Corporation issued a joint press release with GlobeSpan, Inc., announcing that early termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 had been granted, with respect to the previously-announced merger between Virata and GlobeSpan. A copy of the joint press release is filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.


Item 7.    Financial Statements, Pro Forma and Exhibits.
------     --------------------------------------------

(a)      Financial Statements of Business Acquired.

         Not applicable.

(b)      Pro Forma Financial Information.

         Not applicable.

(c)      Exhibits.

         Exhibit No.     Description
         ----------      -----------

         99.1 Joint Virata Corporation and GlobeSpan, Inc. press release dated November 14, 2001.

                                                                               2

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                                    Signature

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Dated as of November 15, 2001

                                            VIRATA CORPORATION

                                            By: /s/ Steven Moore
                                               ---------------------
                                               Steven Moore
                                               Vice President, Finance

                                                                               3

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                                  EXHIBIT INDEX



          Exhibit No.     Description
          -------------   --------------------------------------------

          99.1            Joint Virata Corporation and GlobeSpan, Inc.
                          press release dated November 14, 2001.
                          --------------------------------------------

                                                                               4